Exhibit 10.1.1

                                LEASE AGREEMENT

1.   PARTIES.

THIS AGREEMENT, made the 1 st day of March, Two Thousand (2000), by and between Papillon Contractors Inc, Attention: Marvin Papillon 816 N Ninth Street Stroudsburg PA 18360(hereinafter called "Lessor"), of the one part, and That Look.com Inc. a Nevada Corporation and Gerald A. Powell a single man 30 Chatham Hill Rd Stroudsburg PA 18360 (hereinafter called "Lessee"), of the other part.

2.   PREMISES.

WITNESS TO THAT: Lessor does hereby demise and let unto Lessee that certain building located at 1273 N. 9th Street in Stroud Township formerly known as Barnaby's Bar in the County of Monroe County, State of Pennsylvania, to be used and occupied for office activities.

3.   TERM.

This lease is for a term of three (3) years beginning the first (1st) day of April, Two Thousand (2000), and ending the thirty (30th) day of March, Two Thousand Three (2003) and (1) two year option to begin April 1, 2003.

4.   MINIMUM RENT,

for the total rent as follows:

(a) Eighty Three Thousand two hundred Dollars ($83,200.00 ) paid annually, for three (3) years, payable in monthly installments of Six Thousand Nine hundred and Ninety three dollars and thirty three cents ($6,933.33) each month, payable in advance on the first day of each month, beginning the first day of April, 2000 , the first installment (April rent) to be paid at the time of signing this Lease.

(b) Eighty Six Thousand Five Hundred Twenty Eight Dollars ($86,528.00) annually, for the (1) two year option, payable in monthly installments of Seven Thousand Two Hundred Ten dollars and sixty seven cents ($7,210.67) each month, payable in advance on the first day of each month.

5.   INABILITY TO GIVE POSSESSION.

If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefore, and during the period of the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.








6.    ADDITIONAL RENT.

(a) Damages for Default. Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by an act or neglect of the Lessee.

(b) Late Payment Fee. Failure to make timely payments of the rental shall and will result in a late payment fee of $350.00 Dollars after ten (10) day grace period.

(c) Worthless Check. A charge of $85.00 Dollars will be made for each worthless check, draft or money order presented to the Lessor or Management Company.

(d) Water Rent. Lessee further agrees to pay as additional rent, all water usage consumed at the demised premises if the same becomes due, excluding hook ups fees, installation of meters and or other charges required to hook into Stroudsburg Water Authority to the premises (if applicable).

(e) Sewer Rent. Lessee further agrees to pay an additional rent, all sewer usage charges for use of sewers servicing the demised premises if the same becomes due, excluding hook ups fees, installation and or other charges required to hook into Stroud Township Sewer Authority to the premises (if applicable).

(f) Lessee shall cause all water, sewer and any other utility bills to be registered in Lessee's name as of the inception date of the Lease and shall pay the same on a current basis. In the event that Lessor shall be required to pay or shall pay, any bills for such utilities, such payments shall be chargeable to Lessee as additional rent hereunder.

(g) CAM Charges. Lessee is responsible for CAM charges of the premises. These charges include outside parking lot lighting, parking lot maintenance, snowplowing and landscaping or any other essential services as necessary. These charges will be billed under separate cover (if provided) by Lessor and are due and payable upon receipt of billing.

7.   PLACE OF PAYMENT.

All rents shall be payable without prior notice of demand at the office of Papillon Contractors Inc. 816 N. Ninth Street, Stroudsburg, PA 18360 or at such other place as Lessor may from time to time designate by notice in writing.












8.   AFFIRMATIVE COVENANTS OF LESSEE.
Lessee covenants and agrees that he will without demand

(a) Payment of Rent. Pay the rent and all other charges herein reserved as rent on the days, times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears. Any rent that remains due fifteen (15) days after the due date will constitute a breach of this lease (Section 14)

(b) Cleaning, Repairing, etc. Keep the demised premises clean and free from all debris, dirt and other refuse matter; keep the grounds and shrubbery between the buildings and on-site paving, maintained in a neat condition; replace all glass windows, doors, etc., broken; keep all waste and rain pipes open; keep the same in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence or Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this Lease.

(c) Requirements of Public Authorities. Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

(d)   Fire. Use every reasonable precaution against fire

(e) Surrender of Possession. Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

(f) Notice of Fire, etc. Give to Lessor prompt written notice of any accident, fire or damage occurring on or to the demised premises.

(g) Condition of Pavement. Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective conditions, or to any accumulations of snow and ice, excepting only defective conditions due to negligent construction or installation of any driveway, parking area or walker.









(h) Agency on Removal. The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any subletting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so or attempt to do so, the Lessor may removed any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

(I) Payment of Utilities. Pay the charges for heat, electric, telephone or any other utility charges incurred in connection with the leased premises.

(j) Insurance. The Lessee agrees to maintain public liability insurance with policy limits of not less than One Million ($1,000,000.00) Dollars and name the Lessor as additional insured. The Lessee also agrees to pay Lessor that part of the Lessors property insurance policy that represents Seven Hundred Thousand Dollars ($700,000.) as additional rent during the time this lease is in effect. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

9.    NEGATIVE COVENANTS OF LESSEE.

Lessee covenants and agrees that is will do none of the following things without the consent of Lessor:

(a) Use of Premises. Occupy the demised premises in any other manner or for any other purpose than as an office and telecommunications center.

(b) Assignment and Subletting. Assign, mortgage or pledge this Lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by an Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

(c) Signs. Any sign placed on or in any part of the premises except accordance of existing ordinances and or location of existing Hospice sign. Lessee shall remove any sign, painted, placed or erected, if permission has been granted and restore the walls, etc. to their former conditions, at or prior to the expiration of the Lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said sign and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.




(d) Alterations, Improvements. Make any structural alterations, structural improvements, or additions to the demised premised without the written permission of the Lessor. Lessee also agrees to provide Lessor with a conceptual floor plan of renovations to be done at the premises and Lessor agrees to promptly review said plans and approve or disapprove said alterations, improvements or additions. Any alterations, additions, or improvements shall be performed by Lessor with the reasonable cost and expense thereof to be paid by Lessee. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will removed such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting at Lessor's option the cost and expense thereof from Lessee as additional rent. Lessee accepts the premises in an "as is" condition.

(e) Machinery. Use or operate any machinery that, in Lessor's opinion is harmful to the building or disturbing to other tenants occupying other parts thereof.

(f) Weights. Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

(g) Fire Insurance. Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employee any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in care of the breach of any of the conditions or covenants of this Lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases in premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part caused in any way the occupancy of Lessee.

(h) Removal of Goods. Remove, attempt to remove or manifest an intention to removed Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this Lease.

(i) Vacate Premises. Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

(j) Garbage/Trash Removal. Lessee shall be permitted to maintain a "dumpster" or other suitable container for the storage and disposal of garbage, trash or refuse to be located at the rear of the demised premises and emptied on a reasonable frequent basis. No garbage, trash and/or refuse shall be permitted outside of such dumpster or container.



10.   LESSOR'S RIGHTS,

Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises.

(a) Inspection of Premises. At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

(b) Sale or Rent Sign - Prospective Purchasers or Tenants. To display a "For Sale" sign at any time, and also, after notice from either party of intention to terminate this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours at any time.

(c) Discontinue Facilities and Service. The Lessor may discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this Lease.

(d) Parking Spaces. The Lessor shall have the right to reconfigure or relocate existing parking spaces in conjunction with the construction of additional improvements provided that Lessee shall retain the same number of parking spaces as currently exist.

11   RESPONSIBILITY OF LESSEE.

(a) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor for all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes, or plumbing work of the same, or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or his servants or agents or any person or persons whatsoever.

(b) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse, or abuse of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, his servants or agents or any other person or persons whatsoever.




12.   RESPONSIBILITY OF LESSOR.

(a) Total Destruction of Premises. In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting from him, that the same cannot be repaired or restored within a reasonable time, this Lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

(b) Partial Destruction of Premises. If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession.

(c) Repairs by Lessor. Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premised within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty, however, Lessor agrees to deliver premises with all heat, air, HVAC Units, hot water heaters, well and septic in good working order at the time Lessee takes occupancy of the premises.

(d) Representations of Condition of Premises. Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

(e) Representation of Condition of Premises. The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter, except as may be specifically set forth herein.

(f) Zoning. Lessor represents that the premises is zoned for general commercial use and is not in any violation of said zoning. Lessee is advised to confirm with Stroud Township that tenants intended use of premises is allowed in said zoning district. Any permits (if any) to occupy the premises are the responsibility of the Lessee.










13.   MISCELLANEOUS AGREEMENTS AND CONDITIONS.

(a) Waiver of Custom. It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

(b) Conduct of Lessee. This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which the Lessor in his sole opinion may deem improper or objectionable, and that if at any time during the term of this Lease or any extension or continuation thereof, Lessee or any occupier of the said premises shall have conducted himself, herself or themselves in a manner which Lessor in his sole opinion deems improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all the rights and remedies granted and reserved herein for the Lessee's failure to observe any of the covenants and conditions of this Lease.

(c) Failure of Lessee to Repair. In the event of the failure to Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

14.   REMEDIES OF LESSOR

If the Lessee

(a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense or cost herein agreed to be paid by the Lessee or

(b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

(c) Vacates the demised premises or removes or attempts to removed or manifests an intention to removed any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

(d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filer, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable;

then, and in any of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other actions by Lessor and with only written notice to the Lessee;

(1) The Lessee shall pay a fee of eighty thousand dollars ($80,000) as well as all other charges, payments, costs, and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or paid by the Lessee which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this Lease, the balance of unpaid rent but in no event over $80,000 and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this Lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder;

(2) This Lease and the term hereby created shall dete ne and become absolutely void unless cured within forty five (45) days of said breech by full payment of total past due amount. Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease but in no event over $80,000 plus any other money due and owed.

15.   FURTHER REMEDIES OF LESSOR

In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

(a) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the a manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three days' notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes the Lessor to follow for a period of ninety days after such removal, take possession of and sell at auction upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions suits, damages and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; and/or








(b) may enter the premises after forty five (45) days, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligation of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all right under the Act of assembly of April 6, 1951, P.L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof.

(c) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted for the recovery of any articles, household good, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action; and/or

(d) may lease said premises or any part or parts thereof to such person or persons as my in Lessor's discretion seem best and the Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

16.   CONFESSION OF JUDGEMENT.

If rent and/or any charges hereby reserved as rent shall remain unpaid for a period of forty five (45) days when the same ought to be paid, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges, payments, costs and expenses, and in said suits or in said amicable action or actions to confess judgement against Lessee for all or any part of the rent specified in this lease and then against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interest and costs together with any attorney's commission of 15%. Such authority shall not be exhausted by one exercise thereof, but judgement may be confessed as aforesaid from time to time as often as any of said rent and/or other charges, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this Lease.

17.   EJECTMENT,

When this Lease shall be determined by condition broken and after said forty five (45) days, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgement in ejectment against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein demised premises, for which this Lease shall be his sufficient warrant, whereupon, if Lessor so desires, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

18.   AFFIDAVIT OF DEFAULT.

In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgement, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

19.   WAIVERS BY LESSEE OF ERRORS RIGHT OF APPEAL, STAY EXEMPTION,
INQUISITION.

Lessee expressly agrees that any judgement, order or decree entered against him by or in any Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise, shall be final, and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in said proceedings, and all liability therefore. Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any right under this lease. Lessee further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason Lessee specifically waivers the right to the three months' notice and/or the fifteen or thirty days' notice required by the Act of April 6, 1951, P.L. 69, and agrees that ten (10) days' notice shall be sufficient in either or any other case.



20.   RIGHT OF ASSIGNEE OF LESSOR

The right to enter judgement against Lessee and to enforce all of the other provision of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercises by any assignee of the Lessor's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right , title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

21.   REMEDIES CUMULATIVE.

All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time of which, under the terms hereof, would be in the future become due as if there had been no determination nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

22.   CONDEMNATION.

In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessor shall give notice of the partial or complete termination of this lease by reason of the aforesaid, to Lessee within fifteen (15) days of Lessor's receipt of the same.

23.   SUBORDINATION.

This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor, is in control of the demised premises, to the rights of the owner or owner's of the demised premises and of the land or buildings of which the demised premises are a part, to all right of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; the Lessee expressly agrees that if Lessor's tenancy, control or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; the Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.




24.   TERMINATION OF LEASE.

It is hereby mutually agreed that this Lease shall terminate at the end of said term unless the extension or option of said Lease is otherwise mutually agreed to in writing by the parties hereto.

25.   NOTICES.

All notices required to be given by Lessor to Lessee shall be sufficiently given by registered mail to: That Look.com Inc c/o Gerald A. Powell 30 Chatham Hill Rd Stroudsburg PA 18360, and notices given by Lessee to Lessor must be given by registered mail to: Papillon Contractors Inc Attention Marvin Papillon 816 N Ninth Street Stroudsburg PA 18360, and as against Lessor the only admissible evidence that notice has been given by Lessee shall be a registered return receipt signed by Lessor or his agent.

26.   LEASE CONTAINS ALL AGREEMENTS.

It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all of the promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, charge or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

27.   HEIRS AND ASSIGNEES.

All right and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than on Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No right however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.















28.   SECURITY DEPOSIT.

Lessee shall, upon execution hereof, deposit with Lessor as security for the performance of all the terms, covenants, and condition of this Lease, the sum of Six Thousand Nine Hundred Thirty three dollars and thirty three ($6,933.33). The deposit is to be retained by Lessor until the expiration of this lease and shall be returnable to Lessee provided the (1) premises have been vacated; (2) Lessor shall have inspected the premises after such vacation; and (3) Lessee shall have complied with all the terms, covenants, and conditions of the lease, in which event the deposit so paid hereunder shall be returned to Lessee; otherwise, said sum deposited hereunder or any part thereof may be retained by Lessor at his option, as liquidated damages, or may be applied by Lessor against any actual loss, damage or injury chargeable to Lessee hereunder or otherwise, if Lessor determines that such loss, damage or injury exceed said sum deposited. Lessor's determination of the amount, if any, to be returned to Lessee shall be final. It is understood that the said deposit is not to be considered as the last rental due to the lease. Said security deposit will not be held in a non-interest bearing or any other account.

29.   RECORDING.

This Agreement shall not be placed of record in the Monroe County Recorder's Office or any other place of public record.

30.   READINGS NO PART OF LEASE.

Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease, nor shall they affect its meaning, construction or effect.

31.   COMMISSIONS DUE BROKERS.

Lessor agrees to pay a real estate commission to the firm of Wilkins & Associates Real Estate Inc in the amount of $6,500.00 to be paid at the time the lease is signed by all parties and a real estate commission of $3,000.00 in the event this lease is extended beyond the three (3) year term and a real estate commission of 2% of the sales price (to be paid at closing) in the event the tenant purchases the premises.

32.   RIGHT OF FIRST REFUSAL.

Lessor hereby grants to the Lessee the right of first refusal to purchase the premises. Lessor agrees in the event a bonafide offer to purchase the premised is given to the Lessor, he will offer the Lessee the same terms and conditions. The Lessee will then have ten (10) days to accept or reject the terms and conditions by giving written to the Lessor.

33.    EXERCISE OF OPTION PERIOD

Lessor and Lessee hereby mutually agree that either party only with mutual consent shall have the rights to exercise the (1) two year option under the terms and conditions described in this Lease. Lessor and Lessee shall notify one another with desire to exercise said option in writing not less than ninety(90) days prior to the expiration of the Lease.



IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE PRESENCE OF:

/s/Marvin Papillion
-------------------                   ---------------------
PAPILLON CONTRACTING INC. Lessor      Witness
Marvin Papillon

/s/ Gerard A. Powell pres.            /s/ Vincent Trapasso
--------------------------            --------------------
ThatLook.com, Inc. President Lessee   Witness
Gerald A. Powell President

/s/ Gerard A. Powell                  /s/ Vincent Trapasso
-------------------------             --------------------
Gerald A. Powell a single man Lessee  Witness



w:\colleen\papillonlse.wpd